EXHIBIT 10.29.1

                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT (this "Agreement"), is made as of September 7, 2001, by and between Probex Corp., a Delaware corporation (the "Company"), and the lenders listed on Schedule A attached hereto (each a "Lender" and, collectively, the "Lenders").

         WHEREAS, the Company desires to borrow from the Lenders, and the Lenders desire to lend to the Company the aggregate principal amount of $3,000,000, such indebtedness to be evidenced by promissory notes in the form attached hereto as Exhibit A (as amended, modified and restated from time to time, the "Notes").

         NOW THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Lenders and the Company hereby agree as follow:

         1. AGREEMENT TO LEND. Subject to the terms and conditions of this Agreement and the Loan Documents (as defined below), the Lenders agree to lend to the Company $3,000,000 in aggregate principal amount and the Company agrees to issue to each Lender (payable to the order of such Lender or its nominee, if any, set forth on Schedule A) a Note evidencing the principal amount specified opposite such Lender's name in Schedule A hereto at the Closing provided for in
Section 2. The obligation of each Lender shall be several and not joint and shall be limited to the principal amount set forth opposite such Lender's name in Schedule A hereto and no Lender shall have any obligation or any liability to any person for the performance or non-performance by any other Lender hereunder.

         2. CLOSING. The closing (the "Closing") shall occur at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York 10036, at 10:00 a.m., Eastern time, on September 7, 2001 or on such other business day thereafter as may be agreed upon by the Company and the Lenders (the "Closing Date").

         (a) Closing Deliveries of the Company. At the Closing, the Company shall deliver to the Lenders the following, all of which shall be in form and content satisfactory to the Lenders and their counsel:

               (i) Opinion. An opinion of counsel of Jenkens & Gilchrist, a Professional Corporation, counsel to the Company, dated as of the Closing, in the form of Exhibit D attached hereto and an opinion of counsel of Jenkens & Gilchrist Parker Chapin LLP, special counsel to the Company, dated as of the Closing, in the form of Exhibit E attached hereto.

               (ii) Notes. Each Note made payable to the persons and in the amounts set forth in Schedule A attached hereto.

               (iii) Intercreditor and Security Agreement. The Intercreditor and Security Agreement, duly executed and delivered by the Company, in substantially the form set forth in Exhibit B attached hereto (the "Security Agreement").

               (iv) Registration Rights Agreement. The Registration Rights Agreement, duly executed and delivered by the Company, in substantially the form set forth in Exhibit C attached hereto (the "Registration Rights Agreement", and together with the Security Agreement and the Notes, collectively, the "Loan Documents").

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               (v)  Evidence  of Filing of  Financing  Statements.  Evidence  of
filing of Uniform Commercial Code financing statements with respect to the collateral which is the subject of the Security Agreement.

               (vi) Payment of Special Counsel Fees. The Company shall have paid on or before the Closing the reasonable fees, charges and disbursements of the Lenders' special counsel.

         (b) Closing Deliveries of the Lenders. At the Closing, the Lenders shall deliver the aggregate original principal amount of the Notes to the Company in immediately available funds wired in accordance with the instructions set forth on Schedule C.

         3. REPRESENTATIONS OF THE COMPANY.

         (a) The representations and warranties made by the Company in the Security Agreement are as fully a part of this Agreement as if set forth herein in full.

         (b) The Company further represents and warrants to the Lenders that:

               (i) The Notes are duly authorized and, when issued, will constitute valid and binding obligations of the Company, enforceable against the Company, in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity and except as rights to indemnification and contribution under the Notes as may be limited under applicable law;

               (ii) The shares of the Company's common stock issuable upon extension of the maturity date of the Notes (the "Extension Shares"), when issued, will be duly authorized, validly issued, fully-paid and nonassessable; and

               (iii) The shares of the Company's common stock or preferred stock issuable upon conversion of the Note (the "Conversion Shares"), when issued, will be duly authorized, validly issued, fully-paid and nonassessable.

         4. REPRESENTATIONS OF THE lendERS. Each Lender represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by it for the account of one or more pension or trust funds and not with a view to the distribution thereof. Each Lender represents that it is an "accredited investor" as that term is defined in rule 501 promulgated under the Securities Act of 1933, as amended.

         5. APPOINTMENT OF ATTORNEY-IN-FACT. The Lenders, other than United Infrastructure Company, LLC, hereby appoint, empower and authorize Zesiger Capital Group, LLC to act as their attorney-in-fact for the sole purpose of effecting consents, requests, waivers and amendments under and to this Agreement and the Loan Documents.




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         6.       Miscellaneous.

                  (a) No Waiver; Cumulative Remedies. No failure on the part of the Lenders or the Company to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

                  (b) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Lenders and the Company and their respective heirs, personal representatives, successors and assigns, except that the Company may not assign any of its rights or obligations under this Agreement without the prior written consent of the Lenders.

                  (c) Amendment; Entire Agreement. THIS AGREEMENT, INCLUDING THE EXHIBITS AND SCHEDULES ATTACHED HERETO, EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

                  (d) Governing Law; Severability. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State excepting its choice of law rules, other than Section 5-1401 of New York's General Obligation Law. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                  (e) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

                  (f) Headings. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.



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         IN WITNESS  WHEREOF,  the  Company  and the  Lenders  have  caused this
Agreement to be duly executed as of the day and year first above written.


                                            COMPANY:
                                            -------

                                            PROBEX CORP.,
                                            a Delaware corporation


                                            By: /s/ Bruce A. Hall
                                               --------------------------------
                                            Name: Bruce A. Hall
                                            Title: Senior Vice President


                                            LENDERS:

                                            UNITED INFRASTRUCTURE COMPANY, LLC,
                                            a Delaware limited liability company


                                            By:  /s/ Nora A. Blum
                                               --------------------------------
                                                Nora A. Blum
                                                Vice President



                                            THE LENDERS LISTED ON SCHEDULE
                                            B HERETO

                                            By: Zesiger Capital Group, LLC
                                                As agent and attorney-in-fact


                                                By:      ____________________
                                                Name:    ____________________
                                                Title:   ____________________



  EXHIBITS AND SCHEDULES INTENTIONALLY OMITTED.